EXHIBIT 1.01

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                   COMMONWEALTH TELEPHONE ENTERPRISES, INC.
                         (a Pennsylvania corporation)



                            UNDERWRITING AGREEMENT



                                  Dated as of


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                   COMMONWEALTH TELEPHONE ENTERPRISES, INC.
                         (a Pennsylvania corporation)


                            UNDERWRITING AGREEMENT



Ladies and Gentlemen:

               COMMONWEALTH TELEPHONE ENTERPRISES, INC., a Pennsylvania corporation (the "Company"), confirms its agreement with
(collectively, the "Underwriters"), which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective principal
amounts set forth in Schedule A hereto of the $             aggregate principal
amount of the Company's [securities], and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of an additional
$             principal amount of Securities to cover over-allotments, if any.
The aforesaid $            of Securities (the "Initial Securities") to be
purchased by the Underwriters and all or any part of the $             of
Securities subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities." [The
Securities are to be issued pursuant to an Indenture dated as of             ,
    (the "Indenture") between the Company and                     , as trustee
(the "Trustee").]

               [The Securities are convertible into shares of common stock, par value $1.00 per share, of the Company (the "Common Stock"), in accordance with the terms of the Securities and the Indenture, at the initial conversion price specified in Schedule B hereto.]

               The Company understands that the Underwriters propose to make a public offering of the Securities as soon as they deem advisable after this Agreement has been executed and delivered.

               The Company has filed with the Securities and Exchange Commission (the "Commission") in accordance with the Securities Act of 1933, as
amended (the "Act"), a registration statement on Form S-3 (No. 333-     ),
including a Prospectus relating to certain securities of the Company, to be issued from time to time by the Company. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement in accordance with the provisions of paragraph (b) of Rule 424 ("Rule 424(b)") of the rules and regulations of the Commission under the Act (the "1933 Act Regulations") specifically relating to the Securities. Each prospectus used before such registration statement became effective and any prospectus that was used after such effectiveness and prior to the execution and delivery of this Agreement is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act at the time it became effective is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus including the documents incorporated by reference therein pursuant to Item 12 of Form
S-3 under the Act in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." Further, the items "preliminary prospectus" and "Prospectus" shall refer to any prospectus supplement used to consummate any offering pursuant to Rule 415 under the Act. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

               Section 1.  Representations and Warranties.

           (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time (as defined in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof), and agrees with each Underwriter as follows:

                 (i) The Company meets the requirements for use of Form S-3 under the Act. The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                  At the respective times the Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through expressly for use in the Registration Statement or Prospectus.

                  The Prospectus, when filed pursuant to Rule 424(b) under the
            Act, will comply in all material respects with the 1933 Act Regulations and the Prospectus delivered to the Underwriters for use in connection with this offering was substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                (ii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Act and the 1933 Act Regulations or the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations"), as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (iii) Each of the Company and each "significant subsidiary" (as defined in Section 210.1-02 of Regulation S-X) of the Company (each a "Subsidiary" and collectively, the "Subsidiaries") has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with all requisite power and authority under such laws, and all necessary authorizations, approvals, orders, licenses, certificates and permits of and from regulatory or governmental officials, bodies and tribunals, (a) to own, lease and operate their respective properties and to conduct their respective businesses as now conducted and as described in the Prospectus and (b), in the case of the Company, to enter into, deliver and perform its obligations under this Agreement, [the Indenture] and the Securities, except, in the case of the foregoing subclause (a) for authorizations, approvals, orders, leases, certificates and permits, the failure of which to possess could not reasonably be expected to have a Material Adverse Effect (as defined below); and are all duly qualified to do business and in good standing in all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect
(i) on the business, condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business or (ii) on the ability of the Company to perform any of its obligations under this Agreement or to consummate any of the transactions contemplated hereby (a "Material Adverse Effect").

                (iv) The Securities have been duly authorized by the Company, and the Company has all requisite corporate power and authority to execute, issue and deliver the Securities, and to incur and perform its obligations provided for therein.

                [(v) The Securities, when executed, authenticated and issued in accordance with the terms of the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and when delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with the terms thereof; subject, in the case of each of the foregoing, to (a) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, (b) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (c) the discretion of the court before which any proceeding therefor may be brought (clauses (a), (b) and (c) being referred to herein as the "Enforceability Limitations").]

                (vi) The Company has all requisite corporate power and authority to execute and deliver this Agreement [and the Indenture] and perform its obligations provided for therein. This Agreement has been[, and, as of the Closing Date, the Indenture will have been,] duly authorized, executed and delivered by the Company [and upon such execution by the Company (assuming the due authorization, execution and delivery by parties thereto other than the Company) and, as of the Closing Date, the Indenture will constitute, the valid and binding obligation of the Company, enforceable against the Company in accordance with the terms hereof or thereof, subject only to the Enforceability Limitations.]

               (vii) No consent, waiver, authorization, approval, license, qualification or order of, or filing or registration with, any court or governmental or regulatory agency or body, is required for the performance by the Company of its obligations hereunder in connection with the offering, issuance or sale of the Securities under this Agreement, or for the consummation of any of the transactions contemplated to be taken by the Company pursuant to this Agreement [or the Indenture,] except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus.

              (viii) The issuance, sale and delivery of the Securities, the execution, delivery and performance by the Company of this Agreement, [the Indenture and the Securities] and the consummation by the Company of the transactions contemplated hereby and in the Prospectus (including the use of proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and the compliance by the Company with the terms of the foregoing do not, and, at the Closing Time, will not conflict with or constitute or result in a breach or violation by the Company or any of the Subsidiaries of (A) any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) by any of the Company or the Subsidiaries or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiaries under any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, authorization, permit, certificate or other agreement or document to which any of the Company or the Subsidiaries is a party or by which any of them may be bound, or to which any of them or any of their respective assets or businesses is subject (collectively, "Contracts") (and the Company has no knowledge of any conflict, breach or violation of such terms or provisions or of any such default, in any such case, which has occurred or will so result), except for any such conflict, breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect, (B) the articles of incorporation, by-laws or similar organizational documents (each, an "Organizational Document") of each of the Company or the Subsidiaries or (C) any law, statute, rule or regulation, or any judgment, decree or order, in any such case, of any domestic or foreign court or governmental or regulatory agency or other body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets.

               [(ix) The Securities and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Prospectus and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement. The Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "TIA") and complies in all material respects with the requirements of the Trust Indenture Act.]

                [(x) The Common [Preferred] Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same. The shares of Common Stock issuable hereunder have been duly authorized by all necessary corporate action and such shares, when issued hereunder will be validly issued and will be fully paid and non-assessable; no holder of such shares will be subject to personal liability by reason of being such a holder; and the issuance of such shares will not be subject to the preemptive or other similar rights of any security holder of the Company.]

                (xi) The audited and unaudited consolidated financial statements of the Company included in the Registration Statement and the Prospectus, including the notes thereto, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated, and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. Coopers & Lybrand L.L.P., which certified the financial statements included in the Registration Statement and Prospectus, is an independent public accounting firm as required by the Act and the 1933 Act Regulations. The selected financial data and the summary financial information included in the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the financial statements included in the Prospectus.

               (xii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise specifically stated therein, there has been no (A) material adverse change in the business, condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Change"), (B) transaction entered into by the Company or the Subsidiaries, other than in the ordinary course of business, that is material to the Company and the Subsidiaries considered as one enterprise, or (C) dividend or distribution of any kind declared, paid or made by the Company on its capital stock.

              (xiii) The Company has the authorized, issued and outstanding capitalization set forth in the Prospectus under the column entitled "Actual" under the caption "Capitalization"; all of the outstanding capital stock of the Company has been duly authorized and validly issued, is fully paid and nonassessable and was not issued in violation of any preemptive or similar rights (whether provided contractually or pursuant to any Organizational Document). Except as set forth in the Prospectus, the Company does not own, directly or indirectly, any material amount of shares, or any other material amount of equity or long-term debt securities or have any material equity interest in any firm, partnership, joint venture or other entity. Except as set forth in the Prospectus, no holder of any securities of the Company is entitled to have such securities under the Registration Statement or otherwise registered by the Company under the Act. All of the outstanding capital stock of each of the Subsidiaries has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (xiv) Neither the Company nor any of the Subsidiaries is (A) in violation of its respective Organizational Documents, (B) in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any Contract or (C) in violation of any law, statute, judgment, decree, order, rule or regulation of any domestic or foreign court with jurisdiction over the Company or the Subsidiaries or any of their respective assets or properties, or other governmental or regulatory authority, agency or other body, other than, in the case of clause (B) or (C), such defaults or violations which could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect; and any real property and buildings held under lease by the Company or the Subsidiaries are held by the Company or such Subsidiary, as the case may be, under valid, subsisting and enforceable leases with such exceptions which could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

                (xv) Except as described in the Prospectus, each of the Company and the Subsidiaries has obtained all consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations, in each case material to the operations of the Company (collectively, the "Licenses") of and from, and has made all declarations and filings with, all governmental and regulatory authorities, all self-regulatory organizations and all courts and other tribunals necessary to own, lease, license and use its properties and assets and to conduct its businesses in the manner described in the Prospectus, except where the failure to do so could not, singly or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

               (xvi) Except as described in the Prospectus, there is no legal action, suit, proceeding inquiry or investigation before or by any court or governmental body or agency, domestic or foreign, now pending or, to the best knowledge of the Company, threatened against the Company or any of the Subsidiaries or any of their respective properties which would be required to be disclosed in a registration statement filed under the Act which could, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. Except as set forth in the Prospectus, none of the Company nor any of the Subsidiaries has received any notice or claim of any material default (or event, condition or omission which with notice or lapse of time or both would result in a default) under any of its respective Contracts or has knowledge of any material breach of any of such Contracts by the other party or parties thereto, in each case which would, individually or in the aggregate have a Material Adverse Effect.

              (xvii) Each of the Company and the Subsidiaries has good and marketable title to all real and personal property described in the Prospectus as being owned by it and good and marketable title to a leasehold estate in the real and personal property described in the Prospectus as being leased by it, free and clear of all liens, charges, encumbrances or restrictions, except to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

             (xviii) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds therefrom as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

               (xix) There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described or filed as required.

               (b) Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

               Section 2.  Sale and Delivery to Underwriters; Closing.

           (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price set forth in Schedule B, the amount of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

           (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional
$      of Securities at the same price set forth in Schedule B for the Initial
Securities, plus accrued interest, if any, from the Closing Time to the Date of Delivery (as defined below). The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriters to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriters, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities.

           (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of
                        , or at such other place as shall be agreed upon by the Underwriters and the Company, at 9:00 A.M. (Eastern time) on the third
(fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called "Closing Time").

               In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriters and the Company, on each Date of Delivery as specified in the notice from the Underwriters to the Company.

               Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Underwriters for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them.
               , individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

           (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Underwriters may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Underwriters in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

               Section 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

           (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of the Act, and, prior to the completion of the distribution of the Securities by the Underwriters, will notify the Underwriters as soon as practicable, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest practicable moment.

           (b) Filing of Amendments. Prior to the completion of the distribution of the Securities by the Underwriters hereunder, the Company will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) but excluding reports filed under the Exchange Act) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Underwriters with copies of any such documents prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters or counsel for the Underwriters shall reasonably object.

           (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Underwriters and counsel for the Underwriters, without charge, photocopies of signed copies (or duplicates thereof) of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein or deemed to be incorporated by reference therein) and signed copies (or duplicates thereof) of all consents and certificates of experts, and will also deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

           (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

           (e) Continued Compliance with Securities Laws. The Company will comply with the Act, the 1933 Act Regulations, the Exchange Act, the Exchange Act Regulations, [the TIA and the rules and regulations of the Commission under the TIA (the "TIA Regulations")] so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the Act to be delivered in connection with sales of the Securities any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

           (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Underwriters may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

           (g) Rule 158. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Act.

           (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

           (i) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

               Section 4. Payment of Expenses. (a) Whether or not any sale of the Securities is consummated, the Company agrees to pay and bear all costs and expenses incident to the performance of all of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) and any amendments or supplements thereto and the cost of furnishing copies thereof to the Underwriters, (ii) the preparation, of this Agreement[, the Indenture] and certificates for the Securities, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities to the Underwriters, (iii) the fees and disbursements of the Company's counsel and, accountants, (iv) the qualification of the Securities under the applicable state securities or "blue sky" laws in accordance with the provisions of Section 3(f) hereof, including filing fees and up to $10,000 in respect of fees and disbursements of counsel to the Underwriters in connection therewith and in connection with the preparation of any survey of state securities or "blue sky" laws or legal investment memoranda required for the sale of the Securities, (v) the printing and delivery to the Underwriters of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto prepared, (vi) the fees and expenses of any transfer agent or registrar for the Securities, (vii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities, (viii) the fees and expenses incurred in connection with the listing of the Securities, [(ix) the fees and expenses of the Trustee in connection with the Indenture and the Securities, (x) any fees payable in connection with the rating of the Securities] and (xi) all expenses (including travel expenses) of the Company in connection with any meetings with prospective investors in the Securities.

           (b) If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied or because this Agreement is terminated pursuant to Section 9(a)(i) or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by an Underwriter in payment for the Securities at the Closing Time, the Company agrees to reimburse the Underwriters promptly upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of their counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

               Section 5. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Securities are subject to the continued accuracy, as of the Closing Time and at each Date of Delivery, of the representations and warranties of the Company herein contained, to the accuracy of the statements of the Company and officers of the Company made in any certificate pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following further conditions:

           (a) The Registration Statement has become effective and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A Prospectus shall have been filed with the Commission in accordance with Rule 424(b).

           (b) At the Closing Time, the Underwriters shall have received the opinion of Davis Polk & Wardwell, counsel to the Company, dated as of the Closing Time, in substantially the form set forth below and otherwise reasonably satisfactory to the Underwriters and counsel for the Underwriters, to the effect that:

                 (i) No consent, waiver, approval, authorization, license, qualification or order of or filing or registration with any court or governmental or regulatory agency or body is required for the execution and delivery by the Company of this Agreement [or the Indenture] or for the issue and sale of the Securities, or the performance by the Company of its obligations under this Agreement [or the Indenture], or for the consummation of any of the transactions contemplated hereby, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus;

                (ii) The execution and delivery of this Agreement [and the Indenture], the issuance, sale and delivery of the Securities and performance by the Company of this Agreement and the Indenture and the consummation by the Company of the transactions contemplated in this Agreement, and the Prospectus and the compliance by the Company with the terms of the foregoing do not, and, at the Closing Time, will not, conflict with or constitute or result in a breach or violation by the Company, any of the "significant subsidiaries" (as defined in Section 210.1-02 of Regulation S-X) of the Company (each a "Significant Subsidiary") of any law, statute, rule, or regulation or any order, decree or judgment known to such counsel to be applicable to the Company or any Significant Subsidiary, of any court or governmental or regulatory agency or body or arbitrator known to such counsel to have jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets;

              [(iii) The Indenture (assuming due authorization) has been duly executed and delivered by the Company and (assuming due authorization and execution by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Limitations;]

               [(iv) Each of the Securities, when executed and authenticated in accordance with the provisions of the Indenture and delivered and paid for in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with its terms except as the enforceability thereof may be limited by the Enforceability Limitations;]

                 (v)  The Indenture has been duly qualified under the TIA;

                (vi) The statements in the Prospectus under the headings "Description of the [Securities]" insofar as such statements purport to summarize certain provisions of the [Securities] provide a fair summary of such provisions of such agreements and instruments;

               (vii) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds therefrom as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

              (viii) The Registration Statement has been declared effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission;

                (ix) The Registration Statement, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Act and the 1933 Act Regulations;

                 (x) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion), comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

               [In addition such counsel shall state that such counsel has participated in conferences with representatives of the Underwriters, officers and other representatives of the Company and representatives of the independent certified accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and the business and affairs of the Company and the Subsidiaries were discussed, and although such counsel has not verified and does not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement (except and only to the extent set forth in clause (6) above), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement or any amendment thereto, at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any comment with respect to the financial statements, including the notes thereto and supporting schedules, or any other financial or statistical data set forth or referred to in the Registration Statement or Prospectus)].

               In rendering such opinions, such counsel (A) need not express any opinion with regard to the application of laws of any jurisdiction other than the Federal law of the United States and the laws of the State of New
York and (B) may rely, as to matters of fact, to the extent they deem proper on representations or certificates of responsible officers of the Company and certificates of public officials.

           (c)  At the Closing Time, the Underwriters shall have received the
opinion of [                             ] counsel for the Company, dated as
of the Closing Time, in the form set forth below and otherwise reasonably satisfactory to the Underwriters and counsel for the Underwriters, to the effect that:
                 (i) The Company has been duly incorporated and is validly existing under the laws of the State of Pennsylvania, with corporate power and authority to own, lease and operate its assets and properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Securities [and the Indenture;] the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect;

                (ii) The execution and delivery of this Agreement has been duly authorized by the Company.

               (iii) The execution and delivery of the Securities have been duly authorized by the Company;

               [(iv)  The Indenture has been duly authorized by the Company.]

                 (v) The shares of Common Stock /Preferred Stock issuable hereunder have been duly authorized and reserved for issuance and, when issued and delivered pursuant to the terms of the Indenture, will be validly issued, fully paid and non-assessable and will not be subject to preemptive rights arising by operation of law, the Articles of Incorporation or the By-laws of the Company.

                (vi) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the column "Actual" under the caption "Capitalization"; the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company.

               (vii) The statements in the Prospectus under "Description of Capital Stock," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein.

              (viii) The issuance, sale and delivery of the Securities, the execution, delivery and performance by the Company of this Agreement and the Indenture and the consummation by the Company of the transactions contemplated hereby and the compliance by the Company with the terms of the foregoing do not, and, at the Closing Time, will not, conflict with or constitute or result in a breach or violation by the Company or any of the Subsidiaries of any provision of the Articles of Incorporation or By-laws of the Company.

                (ix) Each of the Subsidiaries has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, has the requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing individually or in the aggregate would not result in a Material Adverse Effect; all of the issued and outstanding capital stock or other ownership interests of each of the Subsidiaries has been duly authorized and validly issued, is fully paid and non-assessable and, to such counsel's knowledge and information, except as set forth in the Prospectus, is owned by the Company directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                 (x) The issuance, sale and delivery of the Securities, the execution, delivery and performance by the Company of this Agreement [and the Indenture] and the consummation by the Company of the transactions contemplated hereby and the compliance by the Company with the terms of the foregoing do not, and, at the Closing Time, will not, conflict with or constitute or result in a breach or violation by the Company or any of the Subsidiaries of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) by the Company, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary under any material Contract known to such counsel, except where any such conflict, breach, violation or default would not result in a Material Adverse Effect;

                (xi) To the knowledge of such counsel, other than as described in the Prospectus, no legal, regulatory or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property or assets of the Company or any of the Subsidiaries are subject which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or which, individually or in the aggregate, could have a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement or the Indenture or to consummate the transactions contemplated hereby or by the Prospectus and to the knowledge of such counsel, no such material proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective assets or properties;

               (xii) Neither the Company nor any of the Subsidiaries is in violation of its respective Organizational Documents; to the knowledge of such counsel, no default by the Company or any of the Subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any Contract; and to the knowledge of such counsel, none of the Company or the Subsidiaries is in breach or violation of any law, statute, rule or regulation, or any judgment, decree or order or governmental or regulatory agency or other body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets except, in each case, violations, defaults or breaches that individually or in the aggregate would not have a Material Adverse Effect.

               In addition such counsel shall state that such counsel has participated in conferences with representatives of the Underwriters, officers and other representatives of the Company and representatives of the independent certified accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and the business and affairs of the Company and the Subsidiaries were discussed, and although such counsel has not verified and does not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement or any amendment thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which such counsel need not express any statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any comment with respect to the financial statements, including the notes thereto and supporting schedules, or any other financial data set forth or referred to in the Registration
Statement or Prospectus).

               In rendering such opinions, such counsel (A) need not express any opinion with regard to the application of laws of any jurisdiction other than the Federal law of the United States and the laws of the State of New York and the laws of the Commonwealth of Pennsylvania and (B) may rely, as to matters of fact, to the extent they deem proper on representations or certificates of responsible officers of the Company and certificates of public officials.

           (d) At the Closing Time, the Underwriters shall have received the opinion of ___________, regulatory counsel to the Company, dated as of the Closing Time, with respect to certain matters as one reasonably requested by the Underwriters.

           (e)  The Underwriters shall have received the opinion, dated as of
the Closing Time, of                     , counsel for the Underwriters, with
respect to certain matters as are reasonably requested by the Underwriters.

               In rendering such opinions, such counsel (A) need not express any opinion with regard to the application of laws of any jurisdiction other than the Federal laws of the United States and the laws of the State of New York and (B) may rely, as to matters of fact, to the extent they deem proper on representations or certificates of responsible officers of the Company and certificates of public officials.

               In addition, such counsel shall additionally state that such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent accountants for the Company at which conferences the contents of the Prospectus and the Registration Statement and related matters were discussed and, although given the limitations inherent in the role of outside counsel and the character of determinations involved in the preparation of the Registration Statement, such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and has made no independent check or verification thereof, on the basis of the foregoing, no facts have come to the attention of such counsel which would lead such counsel to believe that the Registration Statement or any amendment thereto, at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief with respect to the financial statements, including the notes thereto, or any other financial or statistical data found in or derived from the internal accounting and other records of the Company and its subsidiaries set forth or referred to in the Registration Statement or Prospectus).

           (f) The following conditions contained in clauses (i) and (ii) of this subsection (g) shall have been satisfied at and as of the Closing Time and the Company shall have furnished to the Underwriters a certificate, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated as of the Closing Time, to the effect that the signers of such certificate have carefully examined the Registration Statement and Prospectus, any amendment or supplement thereto, and this Agreement and that:

                 (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Time with the same effect as if made at the Closing Time;

                (ii) since the date of the most recent financial statements included in the Prospectus (exclusive of any amendment or supplement thereto), there has been no Material Adverse Change, whether or not arising in the ordinary course of business. As used in this subparagraph, the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities;

               (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time; and

                (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

           (g) On the date hereof and at the Closing Time, Pricewaterhouse Coopers LLP shall have furnished to the Underwriters a letter or letters, dated respectively as of the date of this Agreement and as of the Closing Time, in form and substance satisfactory to the Underwriters, confirming that they are independent certified public accountants within the meaning of the Act and the applicable published rules and regulations thereunder and containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to financial statements of the Company and certain financial information contained in the Registration Statement, in form and substance satisfactory to counsel for the Underwriters.

           (h) Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Prospectus (exclusive of any amendment or supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its Subsidiaries the effect of which is, in the sole judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the purchase and the delivery of the Securities as contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

           (i) In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriters shall have received:

                 (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the Chairman of the Board or the President and the principal financial or accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(g) hereof remains true and correct as of such Date of Delivery.

                (ii) Opinion of Counsel for Company. The favorable opinion of Davis Polk & Wardwell, counsel for the Company, together with the favorable
opinion of [                        ] counsel for the Company, [            ]
+regulatory counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Sections 5(b), (c), and (d) hereof.

               (iii)  Opinion of Counsel for Underwriters.  The favorable
opinion of                     , counsel for the Underwriters, dated such Date
of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

                (iv) Bring-down Comfort Letter. A letter from Pricewaterhouse Coopers LLP, in form and substance satisfactory to the Underwriters and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

           (j) At the Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such information, certificates and documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated herein and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all opinions and certificates mentioned above or elsewhere in this Agreement shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

               If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the Underwriters to purchase the relevant Option Securities, may be terminated by the Underwriters by notice to the Company, and such termination shall be without liability of any party to any other party except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 1, 6, 7 and 8 shall remain in effect. Notice of such cancellation shall be given to the Company in writing or by telephone, facsimile transmission or telegraph confirmed in writing. The Company shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters and documents in such quantities as the Underwriters and counsel for the Underwriters shall reasonably request.

               Section 6.  Indemnification.

           (a) The Company agrees to indemnify and hold harmless the Underwriters, their respective affiliates, and each person, if any, who controls any Underwriter or their respective affiliates within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and their respective directors, officers, employees and agents, as follows:

                 (i) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (ii) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

               (iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of one counsel chosen by
      (in addition to any local counsel)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

               provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information
furnished to the Company by any Underwriter through                expressly
for use in the Registration Statement (or any amendment or supplement thereto) or the Prospectus (or any amendment or supplement thereto).

           (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment or supplement thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such
Underwriter through               expressly for use in the Registration
Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

           (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers properly served on such indemnified party, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) or (b) above, one counsel
to the indemnified parties shall be selected by               , and, in the
case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action;
provided, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, if it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action (which approval shall not be unreasonably withheld), unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or
Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and the offer and sale of any Securities and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

           (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as to which such indemnified party is liable pursuant to Section 6(a) or (b), as the case may be, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

               Section 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

               The relative benefits received by the Company and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, bear to the aggregate initial offering price of the Securities.

               The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

               Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

               No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

               Section 8. Representations, Warranties and Agreements To Survive Delivery. All representations, warranties, indemnities, agreements and other statements of the Company and its officers contained in or made pursuant to this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, by or on behalf of the Company, and shall survive delivery and payment for the Securities to the Underwriters.

               Section 9.  Termination of Agreement.

           (a) Termination: General. The Underwriters may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time if (i) there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus and on or prior to the Closing Time, any Material Adverse Change with respect to the Company and its subsidiaries, taken as a whole and whether or not arising in the ordinary course of business, or (ii) since the date of this Agreement and on or prior to the Closing Time, (A) there has occurred any outbreak of hostilities or escalation of existing hostilities or other national or international calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case, the effect of which on the financial securities markets of the United States is such as to make it, in the judgment of the Underwriters, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (B) trading in any securities of the Company has been suspended or limited by the Commission or trading generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities generally have been required, by any such exchange or by order of the Commission, the NASD or any other governmental authority or (C) a general banking moratorium has been declared by either Federal or New York authorities. As used in this Section 9(a), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.

           (b) If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, provided that Sections 1, 6, 7, and 8 shall survive such termination and remain in full force and effect.

           (c)  This Agreement may also terminate pursuant to the provisions of
Section 5, with the effect stated in such Section.

               Section 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it is obligated to purchase under this Agreement (the "Defaulted Securities"), the other Underwriters shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Underwriters shall not have completed such arrangements within such 24-hour period, then:

                 (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                 (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

               No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

               In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Underwriters or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10.

               Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to
     , attention:                    , and notices to the Company shall be
directed to Commonwealth Telephone Enterprises, Inc., 105 Carnegie Center, Princeton, NJ 08540, attention: Chief Executive Officer, with a copy to
[                                ].

               Section 12.  Information Supplied by the Underwriters.
[                 ]

               Section 13. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, their respective affiliates and the Company and its successors and legal representatives and the controlling persons and officers, directors, employees and agents referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under, by virtue of or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters their respective affiliates and the Company and its successors and legal representatives, and said controlling persons and officers, directors, employees and agents and their heirs and legal representatives, and said controlling persons and officers, directors, employees and agents and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

               Section 14. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. Specified times of day refer to New York time.

               Section 15. Counterparts. This Agreement may be executed in one or more counterparts and, when each party has executed a counterpart, all such counterparts taken together shall constitute one and the same agreement.

                           [Signature page follows]


               If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

                                    Very truly yours,
                                    COMMONWEALTH TELEPHONE ENTERPRISES, INC.

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


Confirmed and accepted as of
         the date first above written:


By:


By:
   ---------------------------------
   Name:
   Title:

                                                                    SCHEDULE A



                                               Principal
                                               Amount of
                                                Initial
Name of Underwriter                            Securities
-------------------                            -----------

 ..........................................    $
 ..........................................
 ..........................................
                                              _________
      Total...............................    $





                                                                    SCHEDULE B


                   COMMONWEALTH TELEPHONE ENTERPRISES, INC.

                     % Convertible Subordinated Notes due


               1. The initial public offering price of the Securities shall be 100% of the principal amount thereof, plus accrued interest, if any, from the date issuance.

               2. The purchase price to be paid by the several Underwriters
shall be       % of the principal amount thereof.

               3. The interest rate on the Securities shall be           % per
annum.

               4. The Securities shall be convertible into shares of Common Stock, par value $1.00 per share, of the Company at an initial conversion
price of $      per share.



                                                                    SCHEDULE C

                List of persons and entities subject to lock-up




                                                                     Exhibit A

        [Form of lock-up from directors, officers or other stockholders pursuant to Section 5(l)]
                                                                        , 1998

[Underwriters]

            Re: Proposed Public Offering by Commonwealth Telephone Enterprises, Inc.

Dear Sirs:

            The undersigned, a stockholder [and an officer and/or director] of Commonwealth Telephone Enterprises, Inc., a Pennsylvania corporation (the "Company"), understands that [Underwriters] propose to enter into a Underwriting Agreement (the "Underwriting Agreement") with the Company providing for the public offering of shares (the "Securities") of the Company's common stock, par value $1.00 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during a period of [90] days from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of [Underwriter], directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

                                    Very truly yours,


                                    Signature:
                                              -------------------------------
                                                Print Name: (i)(a)(1)(i)